UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2015 (June 5, 2015)

Magellan Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

1775 Sherman Street, Suite 1950, Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

(720) 484-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

●	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
●	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
●	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2015, the Board of Directors of Magellan Petroleum Corporation (the "Company") approved the appointment of Antoine J. Lafargue as the Company's Senior Vice President - Chief Financial Officer, Treasurer, and Corporate Secretary commencing on June 19, 2015, which is the effective date of the resignation of Matthew R. Ciardiello as the Company's Vice President - Chief Financial Officer, Treasurer and Corporate Secretary. As previously reported in Part II, Item 5 of the of the Company's Quarterly Report on Form 10-Q filed on May 15, 2015, Mr. Ciardiello notified the Company on May 13, 2015 that he will be resigning effective June 19, 2015, to pursue a chief financial officer opportunity at another company. The Company's Chief Financial Officer serves as the Company's principal financial officer and principal accounting officer.
Mr. Lafargue, age 40, has served as the Company's Senior Vice President of Strategy and Business Development and Chief Commercial Officer since October 2014. He previously served as the Company's Vice President - Chief Financial Officer and Treasurer from August 2010 to October 2014. From July 2009 to July 2010 Mr. Lafargue served as the Chief Financial Officer of Falcon Gas Storage, a natural gas storage company based in Houston, Texas.
The Company and Mr. Lafargue will seek to amend Mr. Lafargue's current employment agreement with the Company to reflect the above changes in his roles and responsibilities. Mr. Lafargue has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
On June 11, 2015, the Company issued a press release announcing the appointment of a new principal financial officer. A copy of the press release is attached hereto as Exhibit 99.1.
The above information (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is furnished as part of this report:

Exhibit
No.         Description
99.1*        Company press release dated June 11, 2015.

*    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

June 11, 2015	By:	/s/ J. Thomas Wilson
John Thomas Wilson, President and Chief Executive Officer
(as Principal Executive Officer)